Exhibit 99.2 Q3 Fiscal 2019 Supplemental Slides June 5, 2019

Disclaimer Certain information in this presentation and discussed on the conference call which this presentation accompanies constitutes forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding the Company’s business that are not historical facts are “forward looking statements” that involve risk and uncertainties and are based on current expectations and management estimates; actual results may differ materially. The risks and uncertainties which could impact these statements are described in filings that United Natural Foods, Inc. (the “Company”) has made under the Securities Exchange Act of 1934, as amended, including its quarterly report on Form 10-Q for the period ended October 27, 2018 filed with the Securities and Exchange Commission (the "SEC") on December 6, 2018 and other filings the Company makes with the SEC, and include, but are not limited to the Company’s dependence on principal customers; the Company's sensitivity to general economic conditions, including changes in disposable income levels and consumer spending trends; the Company’s ability to realize anticipated benefits of its acquisitions and dispositions, in particular, its acquisition of SUPERVALU; the possibility that restructuring, asset impairment and other charges and costs we may incur in connection with the sale or closure of SUPERVALU's retail operations will exceed current estimates; the potential for additional goodwill impairment charges as a result of purchase accounting adjustments or otherwise; the Company's reliance on the continued growth in sales of higher margin natural and organic foods and non-food products in comparison to lower margin conventional grocery products; increased competition in the Company's industry as a result of increased distribution of natural, organic and specialty products by conventional grocery distributors and direct distribution of those products by large retailers and online distributors; increased competition as a result of continuing consolidation of retailers in the natural product industry and the growth of supernatural chains; the Company's ability to timely and successfully deploy its warehouse management system throughout its distribution centers and its transportation management system across the Company and to achieve efficiencies and cost savings from these efforts; the addition or loss of significant customers or material changes to the Company’s relationships with these customers; volatility in fuel costs; volatility in foreign exchange rates; the Company's sensitivity to inflationary and deflationary pressures; the relatively low margins and economic sensitivity of the Company's business; the potential for disruptions in the Company's supply chain by circumstances beyond its control; the risk of interruption of supplies due to lack of long-term contracts, severe weather, work stoppages or otherwise; moderated supplier promotional activity, including decreased forward buying opportunities; union -organizing activities that could cause labor relations difficulties and increased costs; and the ability to identify and successfully complete acquisitions of other natural, organic and specialty food and non-food products distributors. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company is not undertaking to update any information in the foregoing reports until the effective date of its future reports required by applicable laws. Any estimates of future results of operations are based on a number of assumptions, many of which are outside the Company's control and should not be construed in any manner as a guarantee that such results will in fact occur. These estimates are subject to change and could differ materially from final reported results. The Company may from time to time update these publicly announced estimates, but it is not obligated to do so. This presentation also contains the non-GAAP financial measure adjusted EBITDA. The reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is presented in the appendix to this presentation. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. The Company believes that presenting these non-GAAP financial measures aids in making period-to- period comparisons, assessing the underlying operating performance of the Company and understanding core business trends, and is a meaningful indication of its actual and estimated operating performance. The Company's management utilizes and plans to utilize this non-GAAP financial information to compare the Company's operating performance during certain fiscal periods to the comparable periods in the other fiscal years and, in certain cases, to internally prepared projections. 2 Better Food. Better Future.

Third Quarter Fiscal 2019 Supplemental Presentation This material is provided as a supplement to UNFI’s June 5, 2019 press release announcing third quarter results for the period ended April 27, 2019. 3 Better Food. Better Future.

Key Accomplishments Third Quarter Fiscal 2019 • Generated net sales of $5.96 billion and Adjusted EBITDA of $168.2 million • Paid down approximately $21 million of outstanding net debt in Q3 and $187 million since end of Q1 • Announced single, national UNFI leadership team and 4 region structure • Successful system conversion of four warehouses onto common platform • Integration work proceeding as planned o Affirming cost synergy outlook of more than $36M in FY19 and $185M in year 4 4 Better Food. Better Future.

Net Sales: Q3 FY18 to Q3 FY19 Third quarter net sales increase driven by addition of SUPERVALU; Legacy UNFI YOY net sales +2.8% ($’s in Millions) Q3 FY18 Net Sales Supernatural Independents Supermarkets Other Q3 FY19 Net Sales 5 Better Food. Better Future.

Adjusted EBITDA: Q3 FY18 to Q3 FY19 Third quarter Adjusted EBITDA increase driven by addition of SUPERVALU ($’s in Millions) (3) Q3 FY18 Q3FY18 Estimate SVU Driven Incremental Disc Ops SVU Gross Legacy UNFI Q3 FY19 Adjusted Change Inventory LIFO Charge Operating Expense Excluding Profit Excluding Gross Profit Adjusted Depreciation/ Amortization (1) EBITDA Accrual (incremental) (2) EBITDA LIFO Charge and Share Based Comp (1) Adjusted EBITDA is defined as net income / (loss) plus provision for income taxes, depreciation and amortization, total other expense including interest), share based compensation expense, and certain adjustments determined by management. See Reconciliation in appendix. (2) Depreciation / amortization increased $50 million and share based comp $1 million compared to Q3 FY18 (3) Excludes Retail-related (Disc Ops) costs such as overhead and rent expense that are recorded in continuing operations. 6 Better Food. Better Future.

Q3 Capital Structure ($'s in Millions) Maturity Rate Q1 FY19 Q2 FY19 Q3 FY19 Secured term loan B-1 October 2025 L + 4.25% $ 1,800 $ 1,800 $ 1,795 Secured term loan B-2 October 2019 L + 2.00% 150 103 94 $2.1B ABL revolver October 2023 L + 1.50% / Prime + 0.50% 1,327 1,242 1,217 Unsecured bonds & premium (SVU) (1) 7.41% 547 - - Capital leases Various Various 211 153 149 Equipment loans Various Various 42 40 46 Total Debt (face value) $ 4,077 $ 3,338 $ 3,301 Restricted cash - SVU notes (2) (566) - - Balance sheet cash (3) (59) (54) (41) Total Debt Net of Cash (face value) $ 3,452 $ 3,284 $ 3,260 Cumulative Net Debt Reduction Sine Q1 FY19 $ (54) $ (192) (1) Includes $530M of SVU note principal and $17M of prepayment premiums (classified as debt on Q1 FY19 balance sheet) (2) There was an additional $19M of Restricted cash on the Q1 FY19 balance sheet set aside to pay accrued interest on the SVU notes redeemed on 11/21/18 (3) Includes cash of Discontinued Operations. There is no debt in Discontinued Operations. 7 Better Food. Better Future.

Integration Integration on-track • Announced single, national UNFI leadership team and 4 region structure • Successful system conversion of four warehouses onto common platform • Continued evaluation of administrative office rationalization opportunity • Completed payroll conversion to single payroll system 8 Better Food. Better Future.

Retail Divestiture Two remaining banners being operated (reported in Discontinued Operations) 9 Better Food. Better Future.

Changes to GAAP EPS Guidance: March 2019 vs June 2019 Restructuring, Midpoint March 2018 Q3 Adjusted Tax Midpoint June 2019 acquisition, and Earnings Per Share Impairment EBITDA Earnings Per Share integration related Guidance Charge Benefit Guidance expenses 10 Better Food. Better Future.

Appendix 11 Better Food. Better Future.

Reconciliation – Q3 FY19 and Q3 FY18 Adjusted EBITDA ($’s in thousands) 12 Better Food. Better Future.